UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BLACKSTONE MORTGAGE TRUST, INC.2025 Annual Meeting Vote in advance by June 26, 2025 11:59 PM Eastern Time BLACKSTONE MORTGAGE TRUST, INC. 24TH FLOOR, 345 PARK AVENUE NEW YORK, NY 10154 V73882-P29730 You invested in BLACKSTONE MORTGAGE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 27, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Vote in Person at the Meeting*Point your camera here and June 27, 2025 9:00 AM Eastern Time vote without entering a control number at the offices of Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees 01) Timothy S. Johnson 04) Nnenna Lynch 07) Gilda Perez Alvarado 02) Katharine A. Keenan 05) Michael B. Nash 08) Lynne B. Sagalyn 03) Leonard W. Cotton 06) Henry N. Nassau 2. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for or the fiscal year ending December 31, 2025 3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our or named executive officers.4. Frequency of Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two 1 Year or three years.NOTE: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.or the fiscal year ending December 31, 2025.3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our For named executive officers.4. Frequency of Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two 1 Year or three years.NOTE: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof..V73883-P29730Prefer